Exhibit 10.2

AMENDMENT TO COMPANY SUPPORT AGREEMENT

This AMENDMENT TO COMPANY SUPPORT AGREEMENT (this “Amendment”), is entered into as of December 6, 2024, by and among TBCP IV, LLC, a Delaware limited liability company (“Thunder Bridge Sponsor”), Monex Group, Inc., a Japanese joint stock company (kabushiki kaisha) (“Monex” or the “Equityholder”), and Coincheck Group B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”). Thunder Bridge Sponsor, Monex and PubCo are collectively referred to herein as the “Parties” and individually as a “Party.” Unless otherwise specified, capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement (as defined below).

RECITALS

WHEREAS, Thunder Bridge Capital Partners IV, Inc., a Delaware Corporation, Monex and Pubco entered into that certain Company Support Agreement, dated as of March 22, 2022 (the “Agreement”);

WHEREAS, pursuant to Section 12 of the Agreement, the Agreement may be amended only by an instrument in writing signed by the Parties; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth in this Amendment, and intending to be legally bound, the Parties hereby agree as follows:

1.	Amendments. The Agreement shall be amended as follows effective the date hereof:

(a) The descriptive heading of Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“PubCo Shareholder Approval; PubCo Actions.”

(b) Section 1(b) of the Agreement shall be deleted in its entirety and replaced with the following:

“[Reserved.]”

2.	Ratification of Binding Provisions. All paragraphs, provisions and clauses in the Agreement not modified by this Amendment shall remain in full force and effect as originally written.

3.	Assignment. No Party shall assign this Amendment or any part hereof without the prior written consent of the other Parties hereto. Any such assignment without such consent shall be null and void. This Amendment and the Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

4.	Entire Agreement. This Amendment and the Agreement constitutes the entire agreement and understanding, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

5.	Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by the Parties.

6.	Governing Law. This Amendment, and all claims or causes of action based upon, arising out of, or related to this Amendment, shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, including its statute of limitations, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws or statute of limitations of another jurisdiction.

7.	Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that each Party need not sign the same counterpart. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.

[Signature pages follow.]

IN WITNESS WHEREOF, the below have caused this Amendment to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

MONEX GROUP, INC.

By:	/s/ Yuko Seimei
Name:	Yuko Seimei
Title:	Representative Executive Officer

[Signature Page to Mars Amendment to Company Support Agreement]

IN WITNESS WHEREOF, the below have caused this Amendment to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

COINCHECK GROUP B.V.

By:	/s/ Oki Matsumoto
Name:	Oki Matsumoto
Title:	Managing Director

[Signature Page to Mars Amendment to Company Support Agreement]

IN WITNESS WHEREOF, the below have caused this Amendment to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

TBCP IV, LLC

By:	/s/ Gary Simanson
Name:	Gary Simanson
Title:	Chief Executive Officer

[Signature Page to Mars Amendment to Company Support Agreement]